Exhibit 10.2

FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

This FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT, dated as of December 29, 2008 (this “Amendment”), is entered into by COX RADIO, INC., a Delaware corporation (the “Company”), the Persons signatory hereto as Lenders (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement dated as of July 26, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Lenders party thereto and the Administrative Agent.

In consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms which are defined in the Credit Agreement and not otherwise defined herein have the meanings given in the Credit Agreement.

2. Amendments Applicable to Lehman Brothers Bank, FSB. Subject to satisfaction of the conditions of effectiveness of this Amendment set forth in Section 5 herein, the Company, the Administrative Agent, Lehman Brothers Bank, FSB (“Lehman”) and the Majority Lenders hereby agree to amend the Credit Agreement as follows:

(a) Amendment to Section 1.01 of the Credit Agreement.

(i) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following defined terms in their entirety to read as follows:

““Conventional Revolving Borrowing” shall mean a Borrowing of Conventional Revolving Loans made by the Company under Section 2.01(a), as converted or continued under Section 2.08; provided that, solely for purposes of conversion, continuation or interest election under Section 2.08, “Conventional Revolving Borrowing” shall be deemed to include any outstanding Terminated Revolving Loans that may be part of any Borrowing from time to time, as applicable.”

““Loans” shall mean Conventional Revolving Loans (in each case whether Federal Funds Rate Loans, Alternate Base Rate Loans or Eurodollar Loans), Discretionary Revolving Loans and Terminated Revolving Loans (in each case whether Federal Funds Rate Loans, Alternate Base Rate Loans or Eurodollar Loans).”

““Revolving Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Conventional Revolving Loans hereunder up to the principal amount set forth as to such Lender on Exhibit 2.01(a); provided that, solely for purposes of the definition of Majority Lenders, Lehman’s “Revolving Commitment” shall be deemed to be equal to the aggregate amount outstanding of Lehman’s Terminated Revolving Loans. The initial aggregate amount of the Revolving Commitments on the Closing Date was $600,000,000.”

(ii) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in their appropriate alphabetical order:

““First Amendment to Credit Agreement” means the First Amendment and Limited Waiver to Credit Agreement, dated as of the First Amendment Closing Date, among the Company, Administrative Agent and the Lenders party thereto.”

““First Amendment Closing Date” means December 29, 2008.”

““Lehman” shall mean Lehman Brothers Bank, FSB, in its capacity as a Lender.”

““Terminated Revolving Loans” shall have the meaning specified in Section 2.01(a).

(iii) Section 1.01 of the Credit Agreement is hereby amended by inserting the text “or a Terminated Revolving Loan” immediately after the words “Conventional Revolving Loan” in the definition of Default Rate.

(iv) Section 1.01 of the Credit Agreement is hereby amended by inserting the text “or Terminated Revolving Loans” immediately after the words “Conventional Revolving Loans” in the definition of Interest Period.

(v) Section 1.01 of the Credit Agreement is hereby amended by inserting the text “or a Terminated Revolving Loan” immediately after the words “Conventional Revolving Loan” in the definition of Lending Office.

(b) Amendment to Section 2.01 of the Credit Agreement. Section 2.01 of the Credit Agreement is hereby amended to be named “Conventional Revolving Loans and Terminated Revolving Loans”.

(c) Amendment to Section 2.01(a) of the Credit Agreement. Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Commitments. (i) Subject to and upon the terms and conditions set forth in this Agreement, each Lender severally agrees to make revolving loans (collectively, the “Conventional Revolving Loans”) to the Company on any one or more Business Days on or after the date hereof and prior to the Revolving Credit Termination Date, up to an aggregate principal amount not exceeding at any one time outstanding an amount equal to (A) such Lender’s Revolving Commitment less (B) the principal amount of all Discretionary Revolving Loans outstanding to such Lender and the LC Exposure of such Lender at such time, if any; provided that in no event shall the aggregate outstanding principal amount of Conventional Revolving Loans, Discretionary Revolving Loans, Terminated Revolving Loans and the aggregate LC Exposure ever exceed $597,105,263, as such amount may be increased or reduced pursuant to the terms of this Agreement. Each Conventional Revolving Borrowing shall be in an aggregate amount of not less than $2,000,000 and an integral multiple of $250,000. Subject to the foregoing, each Conventional Revolving Borrowing shall be made simultaneously from the Lenders according to their Borrowing Pro Rata Shares of the principal amount requested for each Conventional Revolving Borrowing and shall consist of Conventional Revolving Loans of the same type (e.g., Alternate Base Rate Loans, Federal Funds Rate Loans or Eurodollar Loans) with the same Interest Period from each Lender. Within such limits and during such period, the Company may borrow, repay and reborrow under this Section 2.01(a)(i).

(ii) The Company, the Administrative Agent and Lehman agree that, immediately prior to the First Amendment Closing Date, the aggregate outstanding balance of Conventional

Revolving Loans made by Lehman to the Company hereunder is $5,789,473.33 and that immediately upon the First Amendment Closing Date, automatically and without any action by any Person, (A) such Conventional Revolving Loans are hereafter deemed to become terminated revolving loans (the “Terminated Revolving Loans”) for all purposes hereunder and (B) Lehman’s Revolving Commitment in excess of the amount of its Terminated Revolving Loans hereunder shall be permanently reduced as provided in Section 4.01. Notwithstanding any other provision herein, the Company shall not be permitted to reborrow any Terminated Revolving Loans that are repaid or prepaid as permitted hereunder. For the avoidance of doubt, a Terminated Revolving Loan is not a Conventional Revolving Loan for purposes of this Agreement.”

(d) Amendment to Section 2.01(b) of the Credit Agreement. Section 2.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Repayment of Conventional Revolving Loans and Terminated Revolving Loans. The Company hereby unconditionally promises to pay to the Administrative Agent (i) on the Revolving Credit Termination Date, all outstanding Conventional Revolving Loans for account of the Lenders holding Conventional Revolving Loans and all outstanding Terminated Revolving Loans for the account of Lehman and (ii) all outstanding Conventional Revolving Loans for account of a Declining Lender as provided in Section 2.13.”

(e) Amendment to Section 2.02(c) of the Credit Agreement. Section 2.02(c) of the Credit Agreement is hereby amended by amending and restating the following text “The Conventional Revolving Loans shall bear interest as follows:” in its entirety to read as follows “The Conventional Revolving Loans and the Terminated Revolving Loans shall bear interest as follows:”.

(f) Amendment to Section 2.11(d) of the Credit Agreement. Section 2.11(d) of the Credit Agreement is hereby amended by inserting the following sentences at the end thereof:

“Notwithstanding anything to the contrary herein, on the First Amendment Closing Date, all of Lehman’s LC Exposure shall be reallocated among the Lenders (other than Lehman) in accordance with their respective Applicable Revolver Percentages of the LC Exposure but only to the extent (x) the sum of (1) the principal amount of all Lenders’ (other than Lehman) outstanding Conventional Revolving Loans and Discretionary Revolving Loans and (2) all Lenders’ (other than Lehman) LC Exposure, including such Lenders’ pro rata share of Lehman’s allocated LC Exposure, does not exceed the total of all Lenders’ (other than Lehman) Commitments, (y) the sum of (1) the principal amount of any Lender’s outstanding Conventional Revolving Loans and Discretionary Revolving Loans and (2) such Lender’s LC Exposure, including such Lender’s pro rata share of Lehman’s allocated LC Exposure, does not exceed such Lender’s Commitment and (z) the conditions set forth in Section 7.02 are satisfied. After giving effect to such reallocation, the fees payable to the Lenders pursuant to Section 4.03 and Section 4.04 shall be adjusted in accordance with the Lenders’ Applicable Revolver Percentages.”

(g) Amendment to Section 3.01(d) of the Credit Agreement. Section 3.01(d) of the Credit Agreement is hereby amended by inserting the following text at the end of clause (ii) thereof: “; provided that in the case of any prepayment of a Borrowing that shall include Conventional Revolving Loans and Terminated Revolving Loans, such prepayment shall be allocated to the holders thereof according to their pro rata share of such Borrowing.”

(h) Amendment to Section 3.02(d) of the Credit Agreement. Section 3.02(d) of the Credit Agreement is hereby amended by inserting the text “or Terminated Revolving Loans” immediately after the words “Conventional Revolving Loans”.

(i) Amendment to Section 3.03 of the Credit Agreement. Section 3.03 of the Credit Agreement is hereby amended by adding the following new sentence after the first sentence of that Section:

“Subject to Section 3.01 and to the remainder of this Section 3.03, all payments and prepayments made in accordance with the provisions of this Agreement in respect of the Terminated Revolving Loans shall be made to the Administrative Agent, and the Administrative Agent will promptly distribute to Lehman in immediately available funds the amount of each such payment or prepayment.”

(j) Amendment to Section 4.01 of the Credit Agreement. Section 4.01 of the Credit Agreement is hereby amended by inserting the following text at the end of the first sentence therein: “provided, however, that upon the First Amendment Closing Date, automatically and without any action by any Person and notwithstanding anything contained herein to the contrary and subject to the reallocation of Lehman’s LC Exposure described in Section 2.11(d), the Commitments of Lehman will be reduced to the aggregate amount of the Terminated Revolving Loans outstanding on the First Amendment Closing Date, whereupon Lehman shall cease to have any Commitments hereunder (except for any deemed Commitments solely for the purposes described in the definition of Majority Lenders).”

(k) Amendment to Section 4.03(a) of the Credit Agreement. Section 4.03(a) of the Credit Agreement is hereby amended by inserting the following sentence at the end of such subsection: “For the avoidance of doubt, no Commitment Fees shall be payable with respect to any Terminated Revolving Loans (or any commitments related thereto).”

(l) Amendment to Exhibit 2.01(a). Exhibit 2.01(a) to the Credit Agreement is hereby amended and restated as set forth on Exhibit 2.01(a) attached hereto.

3. General Amendments. Subject to satisfaction of the conditions of effectiveness of this Amendment set forth in Section 5 herein, the Company, the Administrative Agent and the Majority Lenders hereby agree to amend the Credit Agreement as follows:

(a) Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined term in appropriate alphabetical order:

““Defaulting Lender” means any Lender that has failed to fund any portion of its Loans or participations in Letters of Credit within three Business Days of the date required to be funded by it hereunder, or any Lender that has, as determined by the Administrative Agent (a) notified the Company, the Administrative Agent, the Issuing Lender, or any Lender in writing that it does not intend to comply with any or all of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (b) failed, within three Business Days after a request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit, (c) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (d) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.”

(b) Amendment to Article II of the Credit Agreement. Article II of the Credit Agreement is hereby amended by inserting the following new Section 2.14 at the end thereof:

“Section 2.14 Defaulting Lender. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) Fees in favor of such Defaulting Lender only shall cease to accrue on the unfunded portion of the Commitments of, and in respect of the participation in Letters of Credit by, such Defaulting Lender pursuant to Section 4.03 and Section 4.04, and the Defaulting Lender will not be included in any distribution to the Lenders, pursuant to Section 3.03, of Commitment Fees or LC Participation Fees.

(b) If a Lender has any LC Exposure at any time such Lender is a Defaulting Lender then:

(i) all or any part of such LC Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Revolver Percentages of the LC Exposure but only to the extent (x) the sum of (1) the principal amount of all non-Defaulting Lenders’ outstanding Conventional Revolving Loans and Discretionary Revolving Loans and (2) all non-Defaulting Lenders’ LC Exposure, including their pro rata shares of the Defaulting Lender’s LC Exposure, does not exceed the total of all non-Defaulting Lenders’ Commitments, (y) the sum of (1) the principal amount of any non-Defaulting Lender’s outstanding Conventional Revolving Loans and Discretionary Revolving Loans and (2) such non-Defaulting Lender’s LC Exposure, including such non-Defaulting Lender’s pro rata share of the Defaulting Lender’s allocated LC Exposure, does not exceed such non-Defaulting Lender’s Commitment, and (z) the conditions set forth in Section 7.02 are satisfied at such time;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Company shall, within one Business Day following notice by the Administrative Agent, deposit cash collateral in an amount equal to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.11(j) for so long as such LC Exposure is outstanding;

(iii) the Company shall not be required to pay any fees that are solely payable to such Defaulting Lender pursuant to Section 4.04 with respect to such Defaulting Lender’s LC Exposure;

(iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to this Section 2.14(b), then the fees payable to the Lenders pursuant to Section 4.03 and Section 4.04 shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Revolver Percentages; and

(v) to the extent any Defaulting Lender’s LC Exposure is neither cash collateralized nor reallocated pursuant to this Section 2.14(b), then, without prejudice to any rights or remedies of the Issuing Lender or any Lender hereunder, that portion of the LC Participation Fees that would have been payable under Section 4.04 with respect to such Defaulting Lender’s LC Exposure had it not been a Defaulting Lender that has not been cash collateralized or reallocated shall be payable to the Issuing Lender until such LC Exposure is cash collateralized or reallocated.

(c) So long as any Lender is a Defaulting Lender, the Issuing Lender shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Commitments of the non-Defaulting Lenders or cash collateral will be provided by the Company in accordance with Section 2.11(j), and participating interests in any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.14(b)(i) (and Defaulting Lenders shall not participate therein) and any unallocated LC Exposure of the Defaulting Lender shall be cash collateralized.

In the event that the Administrative Agent, the Company, and the Issuing Lender each agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitments, and on such date the Administrative Agent shall return to the Company any cash collateral that has been granted pursuant to this Section.”

4. Limited Waiver.

(a) Subject to the conditions of effectiveness of the Amendment set forth in Section 5 herein, Lehman hereby waives any and all rights it may have under the Credit Agreement to receive any payment with respect to any and all Commitment Fees and/or L/C Participation Fees that have accrued under the Credit Agreement since September 30, 2008, or that may accrue hereafter and hereby expressly instructs the Administrative Agent that it shall not be required to distribute any such fees to it under Section 3.03.

(b) The limited waiver set forth in this Section 4 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed (i) except as expressly provided in this limited waiver, to be a waiver or modification of any term or condition of the Credit Agreement or (ii) to prejudice any right or rights that the Administrative Agent or the Lenders may have in the future under or in connection with the Credit Agreement.

5. Effectiveness. This Amendment will become effective upon satisfaction of the following conditions precedent:

(a) Execution and delivery of this Amendment by the Administrative Agent and receipt by the Administrative Agent of counterparts of this Amendment (or photocopies thereof sent by fax, pdf or other electronic means, each of which shall be enforceable with the same effect as a signed original) executed and delivered by the Company, Lehman and the Majority Lenders.

(b) Receipt by the Administrative Agent of (i) any documentation as the Administrative Agent may reasonably request and (ii) to the extent invoiced, payment of all reasonable out-of-pocket expenses, including legal expenses incurred by the Administrative Agent in connection with this Amendment.

6. Representation and Warranties. The Company represents and warrants that, after giving effect to the provisions of this Amendment, (a) each of the representations and warranties made by the Company in Article VI of the Credit Agreement are true in all material respects on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date, in which case they were true in all material respects as of such earlier date and except that for this purpose only the date “December 31, 2005” in the last sentence of Section 6.02 of the Credit Agreement shall be changed to “December 31, 2007”, and (b) no Default or Event of Default has occurred and is continuing.

7. Continuing Effect of the Credit Agreement. This Amendment is limited solely to the matters expressly set forth herein and does not constitute a waiver of any Default or Event of Default or a consent to any future action or event. As modified and amended hereby, the Credit Agreement remains in full force and effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

8. Miscellaneous. The provisions of Sections 13.01, 13.04, 13.06, 13.07(a), 13.08, 13.09, 13.10, 13.12 and 13.13 shall apply with like effect to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

COX RADIO, INC.

By:	/s/ Richard Jacobson
Name:	Richard Jacobson
Title:	Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Ann B. Kerns
Name:	Ann B. Kerns
Title:	Vice President

LEHMAN BROTHERS BANK, FSB, as a Lender

By	/s/ Theodore Janulis
Name:	Theodore Janulis
Title:	Chairman

JPMORGAN CHASE BANK, N.A.
as a Lender

By:	/s/ Ann B. Kerns
Name:	Ann B. Kerns
Title:	Vice President

The Norinchukin Bank, New York Branch
as a Lender

By:	/s/ Noritsugu Sato
Name:	Noritsugu Sato
Title:	General Manager

SUNTRUST BANK
as a Lender

By:	/s/ E. Matthew Schaaf, IV
Name:	E. Matthew Schaaf, IV
Title:	Vice President

Signature Page to First Amendment and Limited Waiver to Credit Agreement

BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH
as a Lender

By:	/s/ Matthew DeCarlo
Name:	Matthew DeCarlo
Title:	Vice President

By:	/s/ Nikolai von Mengden
Name:	Nikolai von Mengden
Title:	Senior Vice President

U.S. Bank National Association
as a Lender

By:	/s/ Gail F. Scannell
Name:	Gail F. Scannell
Title:	Senior Vice President

Bank of America, N.A.
as a Lender

By:	/s/ Todd Shipley
Name:	Todd Shipley
Title:	Senior Vice President

WACHOVIA BANK, N.A.
as a Lender

By:	/s/ Russ Lyons
Name:	Russ Lyons
Title:	Director

MERRILL LYNCH BANK USA
as a Lender

By:	/s/ Louis Alder
Name:	Louis Alder
Title:	First Vice President

William Street Commitment Corporation (Recourse only to the assets of William Street Commitment Corporation)
as a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Assistant Vice President

COMMERZBANK AG, NEW YORK AND GRAND
CAYMAN BRANCHES
as a Lender

By:	/s/ Nivedita Persaud
Name:	Nivedita Persaud
Title:	Vice President

By:	/s/ Peter Wesemeier
Name:	Peter Wesemeier
Title:	Assistant Vice President

BARCLAYS BANK PLC
as a Lender

By:	/s/ Nicholas A. Bell
Name:	Nicholas A. Bell
Title:	Director

THE BANK OF NEW YORK MELLON
as a Lender

By:	/s/ Lily A. Dastur
Name:	Lily A. Dastur
Title:	Vice President

MIZUHO CORPORATE BANK (USA)
as a Lender

By:	/s/ Toru Inoue
Name:	Toru Inoue
Title:	Deputy General Manager

Deutsche Bank AG, New York Branch
as a Lender

By:	/s/ Yvonne Tilden
Name:	Yvonne Tilden
Title:	Director

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Vice President

Bank of Tokyo-Mitsubishi UFJ Trust Company
as a Lender

By:	/s/ Jose B. Carlos
Name:	Jose B. Carlos
Title:	Vice President

Regions Bank
as a Lender

By:	/s/ Stephen H. Lee
Name:	Stephen H. Lee
Title:	Senior Vice President

FIRST HAWAIIAN BANK
as a Lender

By:	/s/ Jeffrey N. Higashi
Name:	Jeffrey N. Higashi
Title:	Senior Vice President

FIFTH THIRD BANK
as a Lender

By:	/s/ Christopher Motley
Name:	Christopher Motley
Title:	Vice President

Comerica Bank
as a Lender

By:	/s/ Scott Kowalski
Name:	Scott Kowalski
Title:	Vice President

The Bank of Nova Scotia
as a Lender

By:	/s/ Brenda S. Insull
Name:	Brenda S. Insull
Title:	Authorized Signatory

SCOTIABANC INC.
as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

The Royal Bank of Scotland plc
as a Lender

By:	/s/ Andrew Ragusa
Name:	Andrew Ragusa
Title:	Senior Vice President

CALYON New York Branch
as a Lender

By:	/s/ Tanya Crossley
Name:	Tanya Crossley
Title:	Managing Director

By:	/s/ Priya Vrat
Name:	Priya Vrat
Title:	Director

Credit Suisse, Cayman Islands Branch
as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Vice President

By:	/s/ Rianka Mohan
Name:	Rianka Mohan
Title:	Vice President

UBS Loan Finance LLC
as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

Citibank, N.A.
as a Lender

By:	/s/ Robert F. Parr
Name:	Robert F. Parr
Title:	Managing Director

Sumitomo Mitsui Banking Corporation
as a Lender

By:	/s/ Leo E. Pagarigan
Name:	Leo E. Pagarigan
Title:	General Manager

Exhibit 2.01(a)

To:	Lenders to Cox Radio, Inc.

From:	J.P. Morgan Chase Bank, N.A.

Date:	December 19, 2008

Re:	Cox Radio, Inc. (“CRI” or the “Company”) - Revised Allocations

Upon execution of the First Amendment to the credit agreement the revised allocations are as follows:

Lender	CRI $600mm RC
	Conventional Revolver	Terminated Revolver
JP MORGAN BANK	20,000,000.00
BARCLAYS BANK PLC—NEW YORK	30,000,000.00
BAYERISCHE LANDESBANK—NY	15,000,000.00
BANK OF AMERICA NA—DALLAS	25,000,000.00
BANK HAPOALIM—NEW YORK	10,000,000.00
BANK OF NEW YORK MELLON	15,000,000.00
BANK OF NOVA SCOTIA—NY AGENCY	25,000,000.00
BANK OF TOKYO—MITSUBISHI UFJ TR	30,000,000.00
CHANG HWA COML BANK LTD	10,000,000.00
CITIBANK NA—NY	19,000,000.00
COMERCIA BANK	20,000,000.00
COMMERZBANK AG—NEW YORK	15,000,000.00
CR LYONNAIS NEW YORK BRANCH	25,000,000.00
CR SUISSE FST BOSTON—NY	15,000,000.00
DEUTSCHE BANK—NEW YORK	25,000,000.00
FIFTH THIRD BANK	10,000,000.00
FST HAWAIIAN BANK	10,000,000.00
HUA NAN COML BANK LTD—LA	10,000,000.00
LEHMAN BROTHERS BANK FSB	—	5,789,473.33
MERRILL LYNCH BANK USA	15,000,000.00
MIZUHO CORP BANK LTD—CHP FIN	25,000,000.00
NORINCHUKIN BANK—NY	30,000,000.00
REGIONS BANK	15,000,000.00
ROYAL BANK OF SCOT PLC	25,000,000.00
SCOTIABANC INC	6,000,000.00
SUMITOMO MITSUI BANK—NY	31,315,790.00
SUNTRUST BANK ATLANTA	25,000,000.00
TAIPEI FUBON COML BANK CO LTDLO	10,000,000.00
UBS LOAN FINANCE LLC	15,000,000.00
US BANK NA	20,000,000.00
WACHOVIA BANK OF NORTH CAROLINA	35,000,000.00
WILLIAM ST COMMITMENT CORP	10,000,000.00

TOTAL	$591,315,790.00	$5,789,473.33